                                  EXHIBIT 10.9

                             JAY JAY THE JET PLANE

                        MERCHANDISING LICENSE AGREEMENT
                        -------------------------------
                               Agreement No: 016

         This Merchandising License Agreement (the "Agreement") is made as of the 17th day of December, 2001 (the "Effective Date"), between the following parties (referred to collectively herein as the "Parties" and individually as a "Party"):

PORCHLIGHT ENTERTAINMENT, INC. ("Agent" or "PorchLight"), a Delaware corporation having a place of business at 11777 Mississippi Avenue, Los Angeles, CA 90025, JAY JAY THE JET PLANE PRODUCTIONS, INC. ("JJPP"), a Nevada corporation having a place of business at 11777 Mississippi Avenue, Los Angeles, CA 90025, and KIDQUEST, INC., dba WonderWings.com Entertainment ("WonderWings"), a Texas corporation having a place of business at 11910 Greenville Avenue, #101, Dallas, TX 75243, on the one hand, and

ACTION PRODUCTS INTERNATIONAL, INC. ("Licensee"), a Florida corporation having its place of business at 390 N. Orange Avenue, 21st Floor, Orlando, Florida 32801, on the other hand.

WHEREAS, in separate agreements between Agent, JJPP and WonderWings (herein referred to as the "Representation/Option agreements"), Agent has been granted certain rights, including interalia, the right to license or otherwise exploit throughout the world certain merchandising rights in and to a certain property entitled "Jay Jay The Jet Plane" (the "Property") and (a) the trademark rights therein of WonderWings; and (b) the joint and individual copyright rights therein of JJPP and WonderWings, and their respective affiliates and subsidiaries (JJPP and WonderWings shall be referred to herein collectively in their respective capacities as rights holders as "Licensor"); and

WHEREAS, Licensee desires a license to utilize the Property in connection with the manufacture, marketing, sale and distribution of certain products in a certain territory, and Agent, with the consent and approval of Licensor, desires to grant such license to Licensee upon the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

         1. GRANT OF LICENSE: Subject to the terms and conditions set forth herein, Agent, with the consent and approval of Licensor, hereby grants to Licensee, and Licensee hereby accepts, this license to utilize the Property as specifically set forth in Schedule "B", solely and only in connection with the manufacture, marketing, sale and distribution of the product(s) identified in Schedule "A" as the Licensed Product(s), during the Licensed Period and in the Licensed Territory and designated

Distribution Channels defined herein. Agent and Licensor (as applicable and agreed upon between Agent and Licensor in the Representation/Option agreements), specifically reserve all rights not granted to Licensee under this Agreement including, without limitation, the right to grant other licenses for use of the Property in any manner whatsoever as well as the rights set forth herein below in the Exclusions.

         2. LICENSED TERRITORY AND DISTRIBUTION CHANNELS: The Licensed Territory shall mean the country or countries set forth in Schedule "A" as its or their political boundaries exist on the date of this Agreement and the Distribution Channels shall mean the channels of retail distribution designated in Schedule "A". Licensee acknowledges that this license extends only to the Licensed Territory and Distribution Channels specified in Schedule "A" and Licensee agrees that it will not solicit, make, or authorize any use, direct or indirect, of the Licensed Products and the Property outside the Licensed Territory and designated Distribution Channels without Agent's specific written approval and it will not knowingly sell or distribute the Licensed Products to persons or entities (herein "customers") who intend or are likely to resell the Licensed Products outside of the Licensed Territory and designated Distribution Channels nor, will Licensee advertise or maintain stock of the Licensed Products or open a new branch or office outside of the Licensed Territory for the purpose of selling or otherwise distributing the Licensed Products outside of the Licensed Territory. Licensee shall be required to advise all customers of the obligation to sell the Licensed Products only within the Licensed Territory and designated Distribution Channels and Licensee shall use its best efforts to ensure that its customers comply therewith.

         3. LICENSED PERIOD: The Licensed Period shall mean the Initial Term and Renewal Term if applicable, commencing and ending on the dates set forth in Schedule "A" attached hereto unless sooner terminated in accordance with the terms and conditions of this Agreement.

         4. EXCLUSIONS: Licensee acknowledges that the rights granted herein do not include the right to, and Licensee warrants and represents that it will not, use the Property or the Licensed Products for, an endorsement of any product or service unless specifically authorized herein and Licensee shall not make or authorize any use, direct or indirect, of the Property in connection with any other products, goods or services other than the Licensed Products. Additionally, Licensee specifically acknowledges that the rights granted herein to Licensee do not include the right to manufacture, market, sell, distribute or otherwise exploit the Licensed Products in connection with any: giveaway, premium, promotion (other than in-store play dates wherein Licensee will furnish retailers in the Territory and Distribution Channels with Licensed Products for in-store play promotions to promote the sale of the Licensed Products by such retailer), direct mail/direct response and catalog shopping other than Licensee's own catalog, electronic shopping and E-Commerce including television and computer/Internet shopping for Licensee's direct to consumer sales, fan club, amusement and theme parks, live stage show, in-theater sale or other channels of distribution which are not specifically included in the Distribution Channels set forth in Schedule "A". Additionally, Licensee will not sell the Licensed Products to jobbers, wholesalers, distributors, retail stores, merchants or any other entities whose sales or distribution will be made for publicity purposes, combination sales, premiums, giveaways or similar methods of merchandising or means of distribution set forth herein above. All of the aforementioned rights, methods of merchandising and means of distribution ("Exclusions") are expressly retained and reserved by Agent and/or Licensor (to the extent agreed upon by Agent and Licensor in the Representation/Option agreements), and any and all such Exclusions may be exercised by Agent and/or Licensor, as applicable, and/or their designee concurrently with the rights licensed to Licensee hereunder without regard to the extent to which any such Exclusions may be competitive with Licensee or the rights granted to Licensee herein. However, Agent and Licensor acknowledge and agree that except with respect to the Pilot Wings, should Agent and/or Licensor intend to use articles within the definition of the Licensed Products set forth in Schedule "A" as give-aways, premium and/or promotional items for the Property, Agent and Licensor shall use their best efforts to ensure that Licensee shall be given an opportunity to supply the Licensed Products for such give-aways, premiums and/or promotions provided, Agent and/or Licensor are in control of choosing a source for such give-aways, premiums and/or promotions, and to the extent that Licensee is able to supply the Licensed Products for such give-aways, premiums and/or promotions in a timely manner and at a competitive price. Notwithstanding the foregoing, the Parties hereto acknowledge and agree that should Agent and Licensor be in control of the source of the articles to be supplied for such give-away, premiums and/or promotions, and should the articles to be used therefore be of the same exact type and size as the Licensed Products produced by Licensee hereunder, Licensee shall have the right (except with respect to the Pilot Wings) to supply such items for Agent's and/or Licensor's use at Licensee's best selling price (based on the Domestic or F.O.B. selling price as applicable) or at such lower selling price to be agreed upon between the Parties. Licensee acknowledges that Agent and Licensor have not granted Licensee any rights herein to supply the Pilot Wings for any give-away, premium and/or promotion or to sell Pilot Wings separately.

         5. PAYMENT: In consideration for the rights granted herein, on behalf of Agent and Licensor, Licensee shall pay in accordance with Paragraph 5(c), the following compensation:

                  (a) Guaranteed Minimum Compensation: Licensee shall pay as a guaranteed minimum payment ("Guaranteed Minimum Payment") for the Licensed Period, the amount specified in Schedule "A". Such amount shall be payable in accordance with the Payment Schedule(s) for the Guaranteed Minimum Payment(s) set forth in Schedule "A". No portion of the Guaranteed Minimum Payment(s) shall be returnable or refundable to Licensee, however, the Percentage Compensation/Royalties due during the Initial Term shall be offset against the Guaranteed Minimum Payment for the Initial Term already paid by Licensee as an advance ("Advance") for such Term as provided in Schedule "A" and likewise, any Percentage Compensation/Royalties due during the Renewal Term if applicable, shall be offset against the additional Guaranteed Minimum Payment for the Renewal Term paid by Licensee. The Parties acknowledge and agree that the Percentage

Compensation/Royalties paid during the Initial Term may not be offset against the Guaranteed Minimum Payment due for the Renewal Term.

                  (b) Percentage Compensation/Royalties: Licensee shall pay, on a calendar quarterly basis (the "Royalty Period"), within forty-five (45) days after the end of each calendar quarter during the Licensed Period, the percentage compensation/royalty amount ("Percentage Compensation/Royalties") specified in Schedule "A" on all Net Sales of the Licensed Products at the established gross price of the Licensed Products or any higher selling price if applicable, less only deductions for actual, verifiable returns of damaged Licensed Products actually credited to a customer and normal trade discounts actually given to a customer provided all such deductions and discounts shall not exceed a total of fourteen percent (14%) of the gross sales for the period. As used in this Agreement, the term "Net Sales" shall mean the gross number of Licensed Products sold by or on behalf of Licensee or any directly or indirectly related, affiliated, associated, parent or subsidiary companies ("Affiliated Entity") less only Licensed Products distributed free of charge to Agent and Licensor as required herein below in paragraph 8. as samples and for copyright/trademark purposes, or in the normal course of business as samples, provided that Licensee does not receive compensation of any type for such samples and the distribution of such samples is limited to a reasonable number for the purposes of stimulating sales and orders of the Licensed Products. For purposes of this Agreement, a Licensed Product shall be considered "sold" upon the date when such Licensed Product is billed, invoiced, shipped/distributed, or paid for, whichever event occurs first and except as provided above, the Percentage Compensation/Royalties shall be payable by Licensee on the distribution of all Licensed Products whether distributed to third parties, to an Affiliated Entity or otherwise, whether or not billed. No deductions from the gross selling price shall be permitted for trade or cash discounts or other discounts, whether or not similar to the foregoing, advertising allowances, uncollectable accounts or bad debts and no deductions for returns shall be allowed on the basis of an accrual or reserve system, except as specifically permitted herein. Additionally, no costs incurred in the manufacture, distribution, shipping, sale, exploitation, promotion or advertisement of the Licensed Products shall be deducted from the amount payable hereunder. In the event that Licensee sells and/or distributes the Licensed Products to an entity in any way related to Licensee or in a manner other than in an arms length transaction, the Percentage Compensation/Royalties payable on such sales and/or distribution shall be calculated based on the higher of the amount charged by Licensee or the amount charged by such other entity in connection with the sales and/or distribution of the Licensed Products by such other entity, whichever is greater. Notwithstanding the foregoing, Licensee acknowledges and agrees that the Percentage Compensation/Royalties payable hereunder in connection with sales to, or by, an Affiliated Entity shall not be less that the Percentage Compensation/Royalties based upon the price generally charged to the trade by Licensee in an arms-length transaction.

                  (c) Any and all payments payable in accordance with this Agreement (including, but not limited to the Guaranteed Minimum Payment(s) and Percentage

Compensation/Royalties set forth above) shall be paid in United States currency (US$) and such payments shall be made at Licensee's expense by bank check to Jay Jay the Jet Plane Productions, Inc. or by wire transfer to the account of Jay Jay the Jet Plane Productions, Inc. (Collection Account) at City National Bank (Account No. [101-184-161]; ABA Routing No. 122016066) at 400 N. Roxbury Drive, Beverly Hills, CA 90210 and such payments shall be made simultaneously with the rendition of quarterly accounting statements referred to in Paragraph 6 below. No payments due hereunder shall be considered paid by Licensee until such payments are actually received by Jay Jay the Jet Plane Productions, Inc.

                  (d) Taxes, Duties, Levies, VAT and Restricted Sums:

                           (i) Licensee shall pay all taxes, duties, levies,
handling charges and other fees (other than Agent's and Licensor's direct net income taxes) due under any law now or hereafter in effect, imposed, levied or based upon the license, delivery, shipment, import, export, manufacture or Licensee's possession, use or sale of the products licensed hereunder or upon the grant of this license or the exercise thereof or based upon or measured by the license fees or payment thereof or any part thereof.

                           (ii) Licensee hereby declares that, should the
applicable authorities in the Licensed Territory require that Value Added Taxes ("VAT") or Goods and Services Taxes ("GST") or other similar taxes are to be levied on payments hereunder, Licensee will be solely responsible for payment of said VAT and GST levies.

                  6. ACCOUNTING:

                           (a) Licensee will, not later than the forty-fifth
(45th) day following the end of each calendar quarter during the Licensed Period and any extension thereof, and thereafter for so long as any sales and/or distribution of the Licensed Products are made by Licensee under Paragraph 16, or otherwise, furnish to Agent at the address set forth above, a full, complete and accurate accounting statement showing the item number, description, gross selling price and the quantity of the Licensed Products distributed and/or sold by Licensee during the calendar quarter and any deductions therefrom in the form attached hereto as Exhibit "1" or such other form provided or approved by Agent. On all accounting statements rendered hereunder Licensee may retain a five percent (5%) reserve against allowed returns as permitted herein, provided that Licensee shall include a statement clearly indicating the amount of any reserve held, and the amount of any allowable returns made. Additionally, any amount held as a reserve against allowed returns shall be held only until the next accounting is rendered and only for actual allowable returns as permitted in Paragraph 5(b) above, and provided the subsequent statement shall clearly indicate how such reserve has been applied and/or liquidated and Licensee shall provide copies of all related invoices with such statements. If any reserves are insufficient to cover actual allowed returns for a related accounting period, resulting in an overpayment of Percentage Compensation/Royalties, the same may be deducted from sums due hereunder during the subsequent reporting period, however, in no event will Agent or Licensor be required to refund or return any sums paid hereunder by Licensee. Upon request, Licensee shall submit to Agent a written explanation of any reserve held and upon expiration or termination of this Agreement such reserve shall be fully liquidated within thirty (30) days and any remaining reserve shall be immediately remitted to Agent as provided in Paragraph 5(c). All accounting statements will be furnished as required herein whether or not any of the Licensed Products have been sold during the calendar quarter and will be certified to be accurate by a duly authorized officer of Licensee. Copies of all statements to Agent shall also be sent to WonderWings at the address set forth above.

                  (b) Agent's receipt of statements or the receipt or acceptance of any payments (or the cashing of any checks paid hereunder) will not prevent Agent and/or Licensor from thereafter questioning or disputing the correctness of any such statements and/or payments. Licensee agrees that any inconsistencies or mistakes discovered in the statements and/or payments will be promptly rectified and the appropriate payments made by Licensee. Interest at the rate of one and one-half percent (1 1/2%) per month (but in no event more than the maximum amount permitted by law in the Licensed Territory), shall accrue on the amount of any late payments due hereunder, from the date upon which the payment was due until the date payment is actually received as provided herein above in Paragraph 5(c). Time is of the essence with respect to all statements and payments due under this Agreement and in the event that Agent and/or Licensor shall be required to incur any legal expenses or other expenses of debt collection by reason of Licensee's failure to render any statements and/or payments due hereunder, in addition to and without prejudice to any other rights of Agent and Licensor (including such rights of termination as set forth herein below in Paragraph 15), Licensee shall indemnify and pay Agent and Licensor for any and all reasonable legal fees and expenses of debt collection which may have been incurred by Agent and/or Licensor in securing a remedy to Licensee's failure as aforesaid.

         7. BOOKS AND RECORDS: Licensee will keep at its principal place of business, full, complete and accurate books of account and records covering all transactions relating to the subject matter and terms of this Agreement. Agent's and/or Licensor's duly authorized representative(s) shall have the right to examine and make copies of such books of account and records and other documents and material in Licensee's possession or under its control with respect to the subject matter and terms of this Agreement. The duly appointed representatives of Agent and/or Licensor shall have free and full access thereto for such purpose and for the purpose of making extracts therefrom at all reasonable business hours and with five (5) days notice to Licensee. In the event that a discrepancy or a deficiency in payment of five percent (5%) or more shall be discovered, Licensee shall pay the costs of such examination in addition to immediately paying all deficiencies in Percentage Compensation/Royalties and any other sums found to be due with interest thereon. Agent and/or Licensor shall have the right to challenge any statement rendered by Licensee, and Licensee shall preserve such books of account, records, documents and material, for a period of three (3) years after the expiration or earlier termination of this Agreement and Agent and/or

Licensor may examine said books of account and records during such three (3) year period. Notwithstanding the foregoing, Agent and Licensor acknowledge and agree that no more than one (1) examination of Licensee's books and records shall be conducted per year.

         8. QUALITY; SAMPLES:

                  (a) Licensee acknowledges that if the Licensed Products or any packaging or advertising relating thereto were of inferior quality in design, material, workmanship or content, the substantial goodwill in the Property, would be impaired. Accordingly, Licensee agrees that the Licensed Products shall be of high standard and quality so as to maintain the integrity, prestige and reputation of the Property and the name of Agent and Licensor.

                  (b) Licensor shall have absolute approval, exercisable in its sole discretion, over all uses of the Property, the Licensed Products, and all packaging, advertising and related materials.

                           (i) In that regard, Licensee shall, before it
manufactures or publishes any particular Licensed Product, furnish to Agent free of cost, for Agent's and Licensor's review and Agent's written approval on behalf of Licensor, two (2) samples of the concept art, text, final art and pre-production samples of each of the Licensed Products in the: 1) conceptual;
2) final artwork; and 3) pre-production stage together with conceptual, final artwork and pre-production samples of the cartons and containers, tags, labels, wrapping material, packaging and galley proofs, if any, for the Licensed Products or intended for display to the consumer, as well as advertising or promotional material for use in any media in connection with the Licensed Product ("Collateral Materials"). Licensee may not manufacture, use or advertise any Licensed Product or any of the Collateral Materials until it has received written approval therefore from Agent.

                           (ii) Additionally, after the manufacture of all such
Licensed Products, but prior to the sale or distribution of such Licensed Products, Licensee shall furnish to Agent, free of cost, for Agent's written approval on behalf of Licensor, twelve (12) finished samples of each of the Licensed Products together with all Collateral Materials. Licensee may not distribute any Licensed Product or any of the Collateral Materials until it has received written approval of the finished samples and Collateral Materials from Agent.

                  (c) Licensee acknowledges and agrees that Agent's written approval of each of the Licensed Products and Collateral Materials in each of the stages required above, may be granted or withheld as Licensor, in its sole discretion, may instruct Agent to assure the quality of the merchandise and reputation of the Property. If Agent has not indicated its approval in writing of any submission within ten (10) business days after the date of submission thereof, Agent and Licensor shall be deemed to have disapproved same. Once Licensed Products and Collateral Materials have been approved by Agent on behalf of Licensor, Licensee shall not depart in the manufacture of such Licensed Product in any manner from the characteristics of the approved Licensed Product without first obtaining Agent's written consent on behalf of Licensor for any such changes in accordance herewith. Licensee shall, at all times, have in place appropriate procedures to promptly recall any Licensed Products which fail to conform to the approved samples or which may be defective. Notwithstanding the foregoing, the Parties mutually agree to make best reasonable efforts to ensure timely implementation of the approval process.

                  (d) (i) All rights granted hereunder are conditioned upon Licensee's compliance with all marketing, advertising, manufacture and sales provisions and laws in each and every country or territory in the Licensed Territory applicable to the rights granted herein. In that regard, Licensee acknowledges and agrees that Licensee shall have the sole and complete responsibility for ensuring that all of the Licensed Products and the Collateral Materials will be produced, manufactured, sold, distributed, marketed and advertised in full compliance and in accordance with all applicable and relevant laws, codes, rules, standards and regulations applicable in the Licensed Territory (including, but not limited to, consumer product safety standards and laws, health, workplace and labor standards and laws, environmental protection standards and laws, customs and importation laws and all other standards and laws governing the production, manufacture and sale of goods in the Licensed Territory. Licensee shall pretest all proposed and approved Licensed Products and shall cause truthful labeling regarding care, maintenance and use to be affixed to the Licensed Products, packaging or hangtags therefore, as appropriate. Licensee shall immediately notify Agent of all complaints coming to Licensee's attention from any consumer, customer, or governmental body relevant to any of the Licensed Products and shall regularly keep Agent advised by notice of the status and resolution thereof. Licensee shall resolve all such complaints as expeditiously as possible.

                           (ii) Licensee further acknowledges and agrees that
Agent's approval of the Licensed Products and Collateral Materials as provided above shall not constitute a waiver of any of Agent's and/or Licensor's rights or of Licensee's duties under this Agreement. Licensee hereby acknowledges that neither Agent nor Licensor are competent to determine whether any of the Licensed Products are fit for the use normally and reasonably intended or safe for sale and/or distribution to the public at large. Accordingly, all approval rights set forth herein relate to aspects of quality and not to determination of the safety of the Licensed Products, and any approval of the Licensed Products shall in no way detract from the Licensee's obligations to comply with statutory or other safety guidelines applicable in the Licensed Territory nor shall such approval be deemed approval of Licensee's creation and/or use of any verbiage, copy, mark, artwork, design or other material which is not owned or controlled by Agent and/or Licensor (hereinafter referred to as "Ancillary Material"). Such Ancillary Material shall be used at Licensee's own risk and Licensee shall take any and all precautions deemed appropriate to ensure that such Ancillary Material is wholly original with or fully cleared by Licensee and that the use by Licensee of Ancillary Material does not infringe the rights of any third parties. Licensee shall fully indemnify, hold harmless and defend Agent and Licensor, and their officers, directors, agents, and employees against any claims, suits, losses or damages (including reasonable attorney's fees) arising out of such use of Ancillary Material by Licensee.

                  (e) Licensee shall permit Agent and/or Licensor or their representative, at all reasonable business hours and upon at least five (5) business days written notice, to enter Licensee's premises for the purpose of inspecting the Licensed Products or the method of manufacture thereof prior to and during the sale and distribution of such Licensed Products and in the event that License shall appoint a sub-contractor to manufacture any of the Licensed Products or a part thereof as provided in Paragraph 26, Licensee shall make similar arrangements for inspection of any process performed by a sub-contractor.

         9. GOODWILL AND PROTECTION:

                  (a) WonderWings owns the trademark rights in and to the Property and JJPP and WonderWings own certain joint and individual copyrights in and to the Property which together comprise all of the copyrights in the Property and JJPP and WonderWings have granted to Agent the right to license such trademark rights and copyrights in and to the Property and JJPP and WonderWings specifically acknowledge their approval and consent of the grant of this license to Licensee on the terms and conditions set forth herein.

                  (b) Licensee recognizes the great value of the goodwill associated with the Property and acknowledges that as between Licensor and Licensee, all rights therein (including trademark and copyright) and goodwill attached thereto belongs exclusively to Licensor, that the Property has secondary meanings in the minds of the public and that all use of the Property will inure to the benefit of Licensor. Licensee agrees that it will not, during the Licensed Period or thereafter, attack Licensor's property rights, in and to the Property.

                  (c) As between Licensor and Licensee, Licensor shall be deemed to be the owner of all materials created for the Licensed Products hereunder which bears, utilizes, refers to, or in any way becomes associated with, or is derivative of the Property, including but not limited to all artwork therefore. Licensee agrees that any such materials created and furnished by Licensee or its employees or by a third-party assisting Licensee in the creation of such materials, shall be-considered "works made for hire", as that phrase is used in Sections 101 and 201 of the U.S. Copyright Revision Act of 1976 and such materials may be freely used by Agent, Licensor, and their designees. If any such materials or elements shall not be deemed a "work made for hire", Licensee hereby assigns and transfers to Licensor or its designee, all rights, including copyright, moral rights, title and interest in and to all such materials and elements and Licensee shall sign any documents, acknowledgments and instruments, or obtain the signature on such documents, acknowledgments and instrument of any third-parties assisting Licensee in the creation of such materials, which may be required to effectuate the rights of Licensor in and to such materials, and Licensee undertakes to cooperate in effectuating the foregoing.

                  (d) Licensee shall not, during the Licensed Period or any time thereafter, dispute or contest, nor cause or assist or aid others in disputing or contesting, Licensor's right and title to the Property, or any other rights of Licensor in and to the subject matter of this Agreement or Agent's rights to license the Property as provided herein, or disclose the terms of this Agreement to any person without the prior written consent of Agent and Licensor. Licensee will fully cooperate with and assist Licensor, in preventing or prosecuting any infringement of the rights of Licensor in the Property. Licensee will notify Agent in writing of any manufacture, sale, distribution or advertisement which it believes may constitute an infringement upon Licensor's rights. Licensee shall not commence any action or proceeding against any person or enter into a settlement relating to the Property or Licensor's rights without Agent's and/or Licensor's prior written consent. In the event that an infringement or violation of the Property shall be materially and negatively impacting on Licensee's sales of the Licensed Products, Agent and Licensor shall consider in good faith, the advisability of any such action, however, Licensee shall not have any rights against Agent or Licensor for damages or otherwise for failure to act in, or settle, any action or proceeding relating to alleged infringements or violations of the Property or Licensor's rights nor shall any such act or failure to act by Agent or Licensor affect the validity or enforceability of this Agreement.

                  (e) Agent and Licensor shall have the right, but shall not be under any obligation to use the Property and/or the name of Licensee so as to give the Property, or any of the Parties and their respective programs full and favorable prominence and publicity. However, neither Agent nor Licensor shall be under any obligation whatsoever to use the Property or any part thereof in any medium.

         10. TRADEMARK LICENSE:

                  (a) As between Licensor and Licensee, Licensee acknowledges that WonderWings is and shall remain the sole owner of all trademarks related to the Property, and that Licensor is and shall remain the owner of all copyrights, and other rights associated with the Property, and in all artwork, packaging, copy, literary text, advertising and promotional material of any sort which utilize the Property, including all such materials, creations and/or modifications to the Property developed by Licensee, (collectively, the "Copyrighted Materials") and the goodwill pertaining to all of the foregoing. Licensee shall not at any time register or apply to register for Licensee's benefit any trademarks, logos, marks, or names which are identical or confusingly similar to the Property.

                  (b) Subject to the terms and conditions of this Agreement, Licensee is hereby granted the non-exclusive right and license in the Territory to use the trademarks and servicemarks depicted on the attached Schedule "B" and Schedule "C" including PorchLight's, JJPP's and WonderWings' logos as set forth therein during the Licensed Period, however, such trademarks, servicemarks and logos may be used by Licensee only in connection with the manufacture, marketing, sale and distribution of the Licensed Products and Collateral Materials, subject to Agent's written approval of all such materials. Licensee agrees not to associate any other characters or properties of any other entity, including Licensee, with the Property or its trademarks either on the Licensed Products or in their packaging, advertising, promotional or display materials or other Collateral Materials so as to promote such other characters or properties or to create the impression that any trademark or property rights in the Property are related to any such rights of such other entity. However, Licensee may use its own trademarks and other identifying materials in such manner as to identify Licensee as the actual source of the manufactured products subject always to Agent's approval as provided hereinabove in Paragraph 8.

                  (c) Licensee shall also reference the following websites on all packaging and tags: PorchLight.com, WonderWings.com and pbskids.org/jayjay or such other names and URL/website addresses as Agent shall advise Licensee in writing.

                  (d) All rights in said trademarks and servicemarks other than those specifically granted herein are reserved to Licensor for its own use and benefit, subject to the rights of Agent to license and exploit such trademarks and servicemarks (as such rights are possessed by Agent and specifically agreed upon by Agent and Licensor in the Representation/Option agreements). Licensee acknowledges that it will not acquire any rights in said trademarks and servicemarks as a result of Licensee's creation and/or use thereof and that all right to use said trademarks and servicemarks which arises as a result of Licensee's creation and/or use shall inure to the benefit of Licensor and Licensee will execute any documents, acknowledgments and instruments required to effectuate the foregoing, and Licensee undertakes to cooperate in effectuating such recordation.

                  (e) Licensee will at no time use or authorize the use of any trademark, trade name or other designation identical with or confusingly or colorably similar to Licensor's trademarks or servicemarks.

                  (f) Except as otherwise provided in Paragraph 16, upon the expiration or earlier termination of the Licensed Period of this Agreement, all rights to use the trademark and servicemarks in and to the Property shall automatically revert to Licensor, subject to the rights of Agent to license and exploit such trademarks and servicemarks (as such rights are possessed by Agent and specifically agreed upon by Agent and Licensor in the Representation/Option agreements), and Licensee shall immediately discontinue all use of said trademarks and servicemarks.

                  (g) (i) In the event that Agent or Licensor shall advise Licensee that in order for use of trademarks to be valid, a direct license from the trademark owner of record is required in favor of the trademark user, Licensee shall enter into such direct license or agreement with the trademark owner of record, with respect to the licensed trademarks. Licensee undertakes in addition, to execute such further documents, acknowledgments and instruments as are necessary for the purposes of effectuating recordation of Licensee as a user of said trademark, in such jurisdictions where required and in accordance with the requirements of the specific jurisdictions concerned, and Licensee undertakes to cooperate with Agent and the trademark owner of record in effectuating such recordation.

                           (ii) Upon termination of Licensee's right to use the
licensed trademarks in the aforesaid jurisdictions, Licensee undertakes to cooperate in the cancellation of the aforesaid recordation, and further undertakes to execute any and all documents as are necessary for that purpose.

         11. COPYRIGHT AND TRADEMARK NOTICES:

                  (a) Licensee shall place or cause to be imprinted on all Licensed Products and Collateral Materials as and where appropriate, the complete copyright notice in the following form: "(c) [or Copyright] (Date) Jay Jay the Jet Plane Productions, Inc. and WonderWings.com Entertainment. All Rights Reserved", or in such other name or form as Agent shall advise Licensee in writing.

                  (b) Licensee shall also place or cause to be imprinted on all Licensed Products and Packaging, where appropriate, the appropriate trademark or servicemark notice, either "TM", "SM" or (R), as Agent shall direct.

                  (c) Licensee agrees that it shall use no markings, legends or notices on and in connection with the Licensed Products and Collateral Materials without first obtaining Agent's prior written approval.

                  (d) Licensee, at its expense, will from time to time during the Licensed Period, submit to Agent, upon request from Agent, a reasonable number of additional free samples of the finished Licensed Products and Collateral Materials and all other materials, bearing copyrights and trademarks or servicemarks of Licensor in order to assure Agent that these provisions are being fulfilled, and for Licensor's copyright, and trademark registration, however, Licensee acknowledges that neither Licensor nor Agent have any obligation to apply for and/or obtain such registration. In the event that Licensor elects to undertake such registration, Licensee will provide such other materials and documentation as Licensor, or Agent on behalf of Licensor, may request to effectuate such registration. Copyrights and trademarks in all such material, and any new versions, translations and rearrangements of such material shall be owned by JJPP and/or WonderWings, as applicable. If, as a result of its exploitation of the Licensed Products, Licensee acquires any trade rights, moral rights, equities, titles or other rights therein, Licensee shall immediately assign and transfer same as directed by Licensor, or Agent on behalf of Licensor, without additional consideration, other than the consideration of this Agreement. Notwithstanding the foregoing, Agent and Licensor acknowledge that Licensor has applied for trademark protection for Jay Jay The Jet Plane in International Trademark Class 28 for the Licensed Territory granted herein.

                  (e) Upon request from Agent or Licensor, Licensee agrees to assist in procuring and maintaining the rights of Licensor in the Property (including trademark and copyright) at no cost to Licensee. Licensee agrees that it shall notify

Agent in writing of all those jurisdictions and those Licensed Products (specifying the International Classification of Goods and Services category) in which it intends to distribute, ship or sell Licensed Products as soon as such information is available to Licensee. Upon written request therefor, Licensee agrees to execute and/or deliver to Agent in such form as Agent may reasonably request, all instruments necessary to effectuate Licensor's copyright and, where applicable, trademark protection or to record Licensee as a registered user of any trademarks, where applicable, or to cancel such registration. If Licensee fails to execute any such instruments within ten (10) business days following Agent's request therefor, Licensee hereby appoints Agent as its attorney-in-fact, which such appointment shall be deemed a power coupled with an interest, to do so on Licensee's behalf and such appointment shall be irrevocable for the purposes set forth herein. Licensee acknowledges that only Licensor may file and prosecute trademark and copyright applications regarding any trademarks and/or copyrightable material used by Licensee of the Property in such jurisdictions within the Licensed Territory as Licensor may, from time to time, deem advisable. Licensor shall control absolutely all infringement litigation brought against third parties involving or affecting the Property and Licensor may, at its sole discretion, add Licensee as a party thereto at no cost or expense to Licensee unless otherwise specifically agreed to in writing between the Parties.

         12. PURCHASES: Agent and Licensor may purchase Licensed Products from Licensee at Licensee's lowest domestic selling price or, if such Licensed Products are purchased by Agent or Licensor on an F.O.B. basis, at Licensee's lowest F.O.B selling price, for such Licensed Product and Licensee shall include any such sales to Agent and/or Licensor in its quarterly accounting statements and Licensee shall pay a royalty at the royalty rate set forth herein on all such sales to Agent and/or Licensor. Agent and/or Licensor may use such Licensed Products for give-aways, premiums and/or promotional purposes, and may sell such Licensed Products in any territory including the Licensed Territory via the Jay Jay Fan Club and websites operated or owned in part by Agent and/or Licensor.

         13. ADVERTISING: Licensee shall not offer for sale, advertise or publicize any Licensed Products via television, radio, newspapers, magazines or any other media without Agent's prior written approval which such approval shall not be unreasonably withheld and Licensee shall advise Agent of the general use and contemplated placement for such advertising and publicity and when reasonably possible, the approximate dates for such use.

         14. PARTIES' OBLIGATIONS:

                  (a) Licensee shall produce, manufacture, distribute and sell the Licensed Products in an ethical manner and in accordance with the provisions and the intent of this Agreement, and shall not engage in unfair or anti-competitive business practices. The Licensed Products shall be produced, manufactured, distributed, sold, packaged, labeled and advertised in accordance with all applicable federal, state and local laws, treaties and governmental orders and regulations in the Licensed Territory.

                  (b) Licensee shall not encumber or cause to be encumbered in any manner, the Licensed Products, or cause or permit any expenses to be charged to Agent or Licensor without Agent's and Licensor's prior approval in writing in each instance.

                  (c) Licensee shall exercise its best efforts to manufacture and ship quantities of the Licensed Products to meet the market demand for the Licensed Products and shall diligently and timely fulfill all orders and make and maintain adequate arrangements for the distribution of the Licensed Products throughout the Licensed Territory in the Distribution Channels and continuously offer the Licensed Products for sale throughout the Licensed Territory and Distribution Channels in accordance with the applicable Marketing Date and Distribution Date set forth in Schedule "A" to achieve the highest sales reasonably attainable.

                  (d) (i) Licensee shall be required to submit a prototype for each of the Licensed Products in the minimum number of required SKUs set forth in Schedule "A" within seven (7) months of the Effective Date of this Agreement and Licensee shall be required to begin manufacturing the approved prototypes within two (2) months after Licensee receives Agent's written approval therefore. In the event Licensee shall fail to submit a prototype for each of the Licensed Products in the minimum number of required SKUs within such period, or should Licensee fail to begin manufacturing the approved Licensed Product within the time period specified, Agent, at its sole option and in its absolute discretion, shall have the right to terminate this Agreement as to that Licensed Product by giving Licensee written notice thereof to take effect thirty days after the date of such notice if Licensee fails to submit such prototype or fails to begin manufacturing the Licensed Product, as applicable, within said thirty day period unless such failure is a result of Agent's failure to timely provide Licensee with a style guide, or if Agent or Licensor fails to perform any of their obligations hereunder, in a timely manner, which such failure affects the development of the prototype or the manufacture of the Licensed Products.

                           (ii)     Licensee shall begin commercial
distribution of each Licensed Product in the minimum number of required SKUs set forth in Schedule "A" hereof by the Distribution Date specified in Schedule "A". In the event Licensee shall fail to begin commercial distribution by such Distribution Date, Agent, at its sole option and in its absolute discretion, shall have the right to terminate this Agreement as to that Licensed Product by giving Licensee written notice thereof to take effect thirty days after the date of such notice if Licensee fails to begin commercial distribution of such Licensed Product within said thirty day period unless such failure is a result of Agent's failure to provide Licensee with reasons for disapproval of the prototype, in a timely manner, after a written request therefore from Licensee, or if Agent or Licensor fails to perform any of their obligations hereunder, in a timely manner, which such failure affects the timely commencement of the initial distribution of any such Licensed Product.

                           (iii)    Additionally, after such Distribution Date,
should Licensee fail to continue to offer for sale any of the Licensed Products for a period of ninety (90) days or, if the Licensed Products are seasonal in nature, during the normal selling season for such Licensed Products, Agent, at its sole option and in its absolute discretion, shall have the right to terminate this Agreement as to that Licensed Product by giving Licensee written notice thereof to take effect thirty days after the date of such notice if Licensee fails to sell and distribute such Licensed Product within said thirty day period.

                  (e) As a condition of this Agreement, Agent or Licensor shall be required to provide Licensee with a style guide for the Property prior to, or promptly after all Parties' execution of this Agreement and such style guide shall be provided at no cost to Licensee. Additionally, upon request from Licensee, Agent shall provide Licensee with a reasonable number of high resolution computer generated graphic images for the Property, to the extent any such images are available. In the event that any costs and expenses shall be incurred by Agent and Licensor in connection with supplying Licensee with such high resolution computer generated graphic images, Licensee shall bear the costs and expenses thereof, however, Agent and Licensor will not incur any cost or expenses in connection with this provision without receiving specific written approval of Licensee.

         15. TERMINATION OF LICENSE:

                  (a) Events of Default:

                           (i) Licensee Bankruptcy: If Licensee files a
petition in bankruptcy, or is adjudicated as bankrupt, or if a petition in bankruptcy is filed against Licensee by a third party and is not dismissed within sixty (60) days thereafter, or if Licensee becomes insolvent, or makes an assignment for the benefit of its creditors, or if Licensee files or has filed against it a petition for the adoption of an arrangement pursuant to any bankruptcy law, discontinues its business, or if a receiver is appointed for Licensee or its business, such occurrence shall constitute an event of default under this Agreement (an "Event of Default") and the license herein granted shall, without notice, terminate automatically. Further, and without limitation to the foregoing, to the extent permissible under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"), and to the extent that this provision does not conflict with any other provisions set forth in this Agreement or any laws or regulations applicable hereto, if Licensor is a debtor-in-possession under Chapter 11 of Title 11 of the Bankruptcy Code, or if a trustee is appointed for Licensor under any Chapter of the Bankruptcy Code, and this Agreement is rejected under Section 365 of the Bankruptcy Code, Licensee may elect to retain its rights under this Agreement as provided in
Section 365 (n) of the Bankruptcy Code for the balance of the then in effect Term of this Agreement provided all payments due in connection with this Agreement are promptly paid as required hereunder and in such event, upon written request of Licensee to Licensor, Licensor will not interfere with the rights of Licensee provided in this Agreement to continue to use the Property, trademarks, copyrights and other intellectual property of Licensor, provided such use is strictly in accordance with and pursuant to the terms of this Agreement.

                           (ii) Failure to Manufacture, Market or Distribute:
Licensee's failure to commence in good faith the marketing of the Licensed Products by the date set forth in Schedule "A" (the "Marketing Date"), or if Licensee fails to meet the Distribution Date set forth in Schedule "A" for the shipping and sale of the Licensed Products, and to continue during the Licensed Period to distribute and sell commercially reasonable quantities of the minimum number of required SKUs of the Licensed Products as set forth in Schedule "A" in the Distribution Channels in all parts of the Licensed Territory, will result in immediate damage to Agent and Licensor and shall constitute an Event of Default under this Agreement.

                           (iii) Licensee's Violation of Agreement: The
violation by Licensee of any other material obligations or conditions or the violation of Licensee's representations and warranties under this Agreement, whether such breach pertains to a default or failure to make proper and timely payment of any and all sums due hereunder or otherwise, shall also constitute an Event of Default hereunder.

                  (b) Notice of Event of Default and Cure: Upon the occurrence of an Event of Default hereunder as set forth in Paragraphs 15(a)(ii) and (iii) above, (but not in the case of a bankruptcy as set forth in Paragraph 15(a)(i) above, in which event termination of this Agreement shall be automatic), Agent shall have the right (but not the obligation) to terminate this Agreement. In the event Agent elects to terminate this Agreement, Agent shall serve upon Licensee a written notice of such election.

                           (i) Licensee shall thereupon have a period of thirty
days after receipt of such notice within which to remedy the breach except with respect to any and all payments due hereunder, Licensee shall have a period of fifteen (15) business days after receipt of notice to remedy any failure to make payment of sums due hereunder.

                           (ii) If Licensee fails to duly remedy the same, then
upon the expiration of the thirty day period or fifteen (15) business day period with respect to payments, as applicable, this Agreement and the license herein granted shall in all respects cease and terminate, and Licensee shall have no further rights hereunder.

                           (iii) Notwithstanding such termination, all rights
of Agent and/or Licensor arising out of this Agreement or in connection therewith or existing prior thereto shall nevertheless continue in full force and effect, including but not limited to Agent's and/or Licensor's right to sue for damages caused to it by Licensee's default and the right hereunder to receive earned but unpaid Compensation/Royalties or other sums due from Licensee pursuant to Paragraph 5.

                           (iv) Upon any termination under this Paragraph 15,
neither Licensee nor its receiver, representative, trustees, agents, administrators, successors and/or assigns shall have any right to sell, exploit or in any way deal with or in any Licensed Products or Collateral Materials hereunder except with and pursuant to Agent's consent and instructions in writing.

                  (c) Effect of Termination or Expiration:

                           (i) Upon expiration or earlier termination of this
Agreement, all rights granted to Licensee hereunder shall revert to Agent and/or Licensor (as specifically agreed upon by Agent and Licensor in the Representation/Option agreements), and except as provided in Paragraph 16, Licensee shall not use or refer to the Property or any characters, names, titles or other elements in connection with the manufacture, sale or distribution of products of Licensee, which in Agent's or Licensor's opinion are similar to the Property.

                           (ii) Upon expiration or earlier termination of this
Agreement, Licensee will cease manufacture and sale of the Licensed Products except as expressly permitted herein and Licensee will turn over to Agent all artwork and other materials provided hereunder and all molds and other materials which reproduce the Licensed Products or otherwise utilize the Property shall be destroyed or, at Licensee's option, Licensee may retain such molds provided that all use and reference to the Property shall be removed therefrom, including all names, logos, images, trademarks and characteristic elements of the Property, and Licensee shall provide Agent with satisfactory evidence of such destruction or proof of removal.

                           (iii) Licensee's failure to cease the manufacture,
distribution, sale or advertisement for sale of the Licensed Products upon the expiration or earlier termination of this Agreement except as provided in Paragraph 16, will result in immediate and irreparable damage to Agent and Licensor. Licensee acknowledges that no adequate remedy at law exists for such failure and Licensee agrees that Agent and/or Licensor shall be entitled to an injunction or other equitable relief to prevent a breach of this Agreement by Licensee.

                           (iv) If this Agreement is terminated, all unpaid
Percentage Compensation/Royalties, and the unpaid Guaranteed Minimum Payment(s) due hereunder shall be immediately due and payable in accordance with Paragraph 5(c) within ten (10) days after the effective date of termination.

                           (v) On a date at least sixty (60) days prior to
expiration of this Agreement or, if applicable, within ten (10) days after the effective date of any earlier termination, Licensee shall account to Agent in a statement, sworn to by an authorized officer of Licensee, indicating the number and description of the Licensed Products on hand and/or in process of manufacture. Agent may, at its option, conduct a physical inventory of Licensee to verify such statement of remaining inventory. If Licensee shall refuse to permit Agent to conduct such physical inventory, Licensee shall forfeit its right to dispose of such inventory in accordance with Paragraph 16 below. Licensee acknowledges and agrees that during the last three (3) months of the Licensed Period, Licensee will not manufacture any more quantities of the Licensed Products than it genuinely anticipates selling during the balance of the Licensed Period (based upon prior sales of such Licensed Products during the preceding six (6) months of the Licensed Period) in the normal course of business and without any special promotional activities.

                           (vi) Nothing in this Paragraph 15 shall be construed
to limit Agent's and Licensor's rights or remedies.

         16. DISPOSAL UPON EXPIRATION: Upon expiration of the Licensed Period, Licensee shall have the non-exclusive right, pursuant to the provisions hereof, for a period of not more than the Sell-Off Period set forth in Schedule "A", to dispose of all unsold Licensed Products manufactured by it or in the process of manufacture during the one hundred eighty (180) days prior to expiration; provided that Licensee has provided Agent with all accountings and has paid all compensation accrued to such time (including, but not limited to, the Guaranteed Minimum Payment(s) and Percentage Compensation/Royalties). During the Sell-Off Period, Licensee shall be required to account to and pay as provided in Paragraph 5(c), the Percentage Compensation/Royalties set forth in Schedule "A" on all Net Sales of the Licensed Products during the Sell-Off Period. Licensee shall deliver a report to Licensor in the form required in Paragraph 6 and shall make payment of all sums shown to be due therein on a monthly basis during the Sell-Off Period and Licensee shall provide Agent with a final accounting and any unpaid sums shown to be due on such final accounting within thirty (30) days following the end of the Sell-Off Period. Licensee shall comply with all terms and conditions herein with respect to sales, distribution and use of the Property during said Sell-Off Period. It is specifically understood that Licensee shall not sell or dispose of any such Licensed Products in job lots at reduced prices or other than as is customary in the ordinary course of business; and provided further that Licensee shall not sell or dispose of any Licensed Products if this Agreement was terminated for any reason by Agent and/or Licensor, including but not limited to, any reason set forth in Paragraph 15. Following the Sell-Off Period, all remaining Licensed Products shall either be returned to Agent or destroyed (and Licensee shall deliver a certificate of destruction promptly thereafter) at Licensee's sole cost and expense.

         17. FORCE MAJEURE: Licensee shall be released from its obligations under this Agreement in the event that governmental regulations, act of God, war, riot, fire, strike or other labor dispute, epidemic or other causes beyond the control of Licensee, render performance by Licensee impossible. In such force majeure event, all future Percentage Compensation/Royalties payable in accordance with the provisions of this Agreement shall continue to be payable as provided herein, however, all Royalty amounts which may be due with respect to sales already made by Licensee of the Licensed Products shall become immediately due and payable and no portion of the Minimum Guaranteed Payment(s) shall be repayable or returnable to Licensee. If such event shall continue for a period in excess of two (2) months, Agent shall have the right to terminate this Agreement by giving Licensee ten (10) days prior written notice. In the event of such termination, the provisions of Paragraph 16 shall apply.

         18. INSURANCE: Licensee shall obtain and maintain at its sole cost and expense for the life of the Licensed Product standard commercial general and product liability insurance, the form of which must be acceptable to Agent, from a qualified insurance company, naming PorchLight, JJPP and WonderWings, as additional named insureds, which policy shall provide protection against any and all claims, demands and causes of action arising out of any defects or failure to perform, alleged or otherwise, in the Licensed Product(s) or any material used in connection therewith or any use thereof including for product liability and personal injury, and for breach of contract, copyright and trademark infringement, advertising, libel, slander, or other form of defamation, invasion, infringement of or interference with the rights of privacy or publicity, whether under statutory or common law, caused by Licensee or the Licensed Products. The amount of coverage shall be a minimum of One Million U.S. Dollars (US$1,000,000.00) combined single limit for each single occurrence for bodily injury and property damage and Three Million U.S. Dollars (US$3,000,000.00) in the aggregate with a deductible no greater than $10,000. Said policy shall provide for thirty (30) days notice to Agent from the insurer by registered or certified mail, return receipt requested, in the event of any modification, cancellation or termination of said policy. Licensee shall furnish to Agent a certified copy of said policy providing such coverage within ten (10) days after the effective date of this Agreement and in no event shall Licensee manufacture, distribute or sell the Licensed Products prior to the receipt by Agent of such evidence of insurance.

         19. INDEMNITY:

                  (a) Licensee will at all times indemnify, defend and hold harmless PorchLight, JJPP and WonderWings and their respective officers, directors, employees, agents and representatives from and against any and all claims, damages, litigation, judgments, costs and expenses caused by or arising out of any (i) breach of any representation, warranty, obligation or covenant of Licensee contained herein, (ii) misuse of the Property by Licensee in connection with the Licensed Products or otherwise or (iii) alleged defects in or other claim relating to the Licensed Products. However, PorchLight, JJPP and WonderWings, may, at their election, individually or collectively, defend any such action, by their respective counsel and at Licensee's expense in which they are a named party or which may affect the ownership or rights in and to the Property or trademarks and copyrights related thereto. Licensee will cause its counsel to cooperate fully with PorchLight, JJPP and/or WonderWings and their counsel in the defense of such action. No Party hereto shall admit any liability or compromise or settle any suit, pertaining to any other Party without first obtaining such other Party or Parties consent in writing, which such consent shall not be unreasonably withheld.

                  (b) Licensor represents and warrants that it has all rights necessary to grant the rights hereunder to Licensee. Additionally, Licensor and Agent represent and warrant that they have not licensed rights to any other entity which would in any way prohibit Licensee's exercise of any rights granted hereunder to Licensee. Licensor will at all times indemnify, and hold harmless, Licensee and its officers, directors, employees, agents and representatives from and against any and all claims, damages, litigation, judgments, costs and expenses arising as a result of any claim brought by a third party that the Property infringes upon or violates the rights of such third party and Licensor and/or Agent, jointly or individually, as applicable, will at all times indemnify, and hold harmless, Licensee and its officers, directors, employees, agents and representative from and against any and all claims brought by a third party arising as a result of a breach of Licensor's and/or Agent's representations, warranties and covenants made under this Agreement. Licensee shall promptly notify Agent in writing upon Licensee's acquiring knowledge of any such claim or action, and PorchLight, JJPP and WonderWings shall, individually or collectively, undertake the defense or settlement of such claim or action.

         20. NO JOINT VENTURE: Licensee shall not have the power to bind or obligate any of the other Parties, individually or collectively, in any manner whatsoever. Nothing herein contained shall be construed to constitute the Parties as partners or joint venturers, nor shall any similar relationship be deemed to exist between them.

         21. NO ASSIGNMENT: The license hereby granted is and shall be personal to Licensee, and shall not be assignable by any act of Licensee or by operation of law. Licensee shall have no right to grant any sub-licenses. Any attempt by Licensee to grant a sub-license or to assign, mortgage or part with possession or control of this license or of any of its rights hereunder shall constitute a material breach of this Agreement. This Agreement shall inure to the benefit of and shall be binding upon Agent's and Licensor's successors and assigns and may at Agent's and Licensor's election be assigned.

         22. WAIVER; MODIFICATION: No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver by any of the Parties of a breach hereof or a default hereunder shall be deemed a waiver by such Party of the same or any other breach or default or a waiver by such Party of its right to enforce any such breach or default in the future. Should any provision of this Agreement be found to be invalid or unenforceable by a court of competent jurisdiction, then such provision shall be deemed severed from this Agreement or enforceable only to the extent permitted by law and any such invalidity or unenforceability shall not affect the validity or enforceability of any of the other provisions of this Agreement and all remaining provisions shall survive and be fully enforceable.

         23. REMEDIES: The Parties recognize the unique and special nature and value of the use of the Property and agree that it is extremely difficult and impractical to ascertain the extent of the detriment to Agent and Licensor which would be caused in the event of any use of the Property contrary to the terms of this Agreement. The Parties further acknowledge that Agent and Licensor will have no adequate remedy at law in the event Licensee uses the Property in any way not permitted hereunder including, without limitation, use of the Property or sale of Licensed Products after the Licensed Period, and that Agent and Licensor shall be entitled to equitable relief by way of temporary and permanent injunction, and such other and further relief at law or equity as any arbitrator or court of competent jurisdiction may deem just and proper, in addition to any and all other remedies provided for herein. Notwithstanding the foregoing, Licensee agrees that its sole remedy in the event of a breach of this Agreement by Agent and/or Licensor shall be an action at law against such Party or Parties, as applicable, for damages, and in no event shall Licensee be entitled to equitable relief against Agent and/or Licensor or to enjoin the production, distribution or any exploitation of the Property or the Licensed Products.

         24. ARBITRATION: Any dispute between the Parties arising under or related to this Agreement, other than to protect Licensor's copyright and trademark rights in and to the Property, to secure compliance with or involving a continuance of this Agreement, to prevent a violation or threatened violation thereof or to prevent unauthorized or improper use of the Property, shall be resolved exclusively by arbitration, which shall be held in Los Angeles, California and conducted in accordance with the Commercial Rules of the American Arbitration Association then in effect. The Parties hereto agree that they will abide by and perform any award rendered in such an arbitration conducted pursuant hereto, and any judgment upon the award rendered shall be final, binding and non-appealable and may be entered in any court having jurisdiction. Each Party shall bear its own expenses of the arbitration, except that the arbitrator's fees and costs shall be borne equally by the Parties and the arbitrator shall have the power to award costs and expenses, including attorneys' fees, to the prevailing Party.

         25. ENFORCEMENT OF RIGHTS: Any and all rights granted to Licensee pursuant to the terms of this Agreement may be enforced by either or both of Agent and/or Licensor, at any time and from time to time, to the extent such rights are possessed by such Party. Licensee acknowledges and agrees that should Licensee receive notice from Licensor or Agent that Agent's rights have expired or been terminated, Licensee shall continue abiding by all of the terms and conditions contained herein directly with Licensor and all statements and payments to be made hereunder shall be made as directed by Licensor.

         26. MANUFACTURE OF MERCHANDISE: Licensee shall provide Agent with a list of all third parties who will be engaged to provide services in connection with the manufacture of merchandise relating to the Property. Licensee shall also insure that each such manufacture executes an agreement in the form attached hereto as Exhibit "2" or such other form approved by Agent, pursuant to which the manufacturer: (a) acknowledges WonderWings' trademark and JJPP's and WonderWings' copyright rights in the Property and the merchandise, and (b) represents and warrants that it will sell merchandise in connection with the Property only to Licensee and that it will use the Property only as directed by Licensee, Licensor or Agent and upon notification of expiration or termination of this License Agreement or, when Licensee ceases to require the manufacture of the Licensed Products, whichever is earlier, it will immediately cease manufacturing the Licensed Products and destroy or deliver to Licensee, as advised, any devices used to reproduce the Property of any elements thereof. Notwithstanding the foregoing, Licensee acknowledges and agrees that any act of such manufacturer appointed by Licensee shall be deemed the acts of Licensee for all purposes and such manufacturer's failure to fully and properly account to Licensee shall not relieve Licensee of any liability resulting therefrom.

         27. NOTICES: Notices by any Party to the other shall be given by telefax, with confirmed delivery, and by registered or certified mail, return receipt requested, or by other reputable overnight mail/delivery services (such as Federal Express or United Parcel Service) with proof of delivery, all charges prepaid. All statements, payments and notices hereunder shall be given at the respective addresses of the Parties as set forth on the first page of this Agreement unless written notice of a change of address is given. Notices shall be deemed given the date the notice is sent as provided above, except that notices of change of address shall be effective when received. Copies of all notices to Agent and JJPP shall be sent to Agent at 11777 Mississippi Avenue, Los Angeles, CA 90025, Attention: Business Affairs, Tel.: 310-477-8400,
Fax: 310-477-5555; and to WonderWings at P. O. Box 823006, Dallas, TX 75382,
Tel.: 972-235-4400, Fax: 972-235-9994, with a copy to Frederick Fierst, Esq., at Fierst & Pucci LLP, Suite 4, 64 Gothic Street, Northampton, MA 01060-3018,
Tel.: 413-584-8067, Fax: 413-585-0787; and to Licensee at the address set forth in Schedule "A".

         28. JURISDICTION; ATTORNEYS' FEES: This Agreement shall be governed by and construed in accordance with the laws of the State of California and the United States. It is hereby agreed that any matter arising under this Agreement (subject to the arbitration provisions hereof) and including, without limitation, any suit to enforce an award under the arbitration provisions hereof, must be finally adjudged or determined in any court or courts of the State of California or of the United States of America, in Los Angeles County, California, and the Parties hereto hereby submit generally, exclusively, irrevocably and unconditionally to the jurisdiction and venue of such courts and of any of them in respect of any such matter and consent to service of process by any means authorized by California law. In the event that any legal action or any other proceeding is commenced to enforce any provision of this Agreement or as a result of a breach, default or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party shall be entitled, in addition to any other relief to which said party may be entitled, to recover actual attorneys' fees and costs incurred in such action or proceeding.

         29. ENTIRE AGREEMENT: This Agreement (including Schedule "A," Schedule "B," Schedule "C", Exhibit "1" and Exhibit "2") constitutes the entire understanding between the Parties and shall not be modified or amended unless in writing signed by all Parties.

By signing in the spaces provided below, the Parties have agreed to all of the terms and conditions contained in this Agreement and the attached Schedules and Exhibits incorporated herein by reference as part of this Agreement. Subject to full execution of this Agreement by all Parties set forth below, this Agreement shall be effective upon the Effective Date first written above.

PORCHLIGHT ENTERTAINMENT, INC.

BY:  /S/WILLIAM BAUMANN
     ---------------------
     WILLIAM T. BAUMANN
ITS: EXECUTIVE VP, COO & CFO



JAY JAY THE JET PLANE PRODUCTIONS, INC.

BY:  /S/WILLIAM BAUMANN
     ------------------
     WILLIAM T. BAUMANN
ITS: EXECUTIVE VP, COO & CFO




KIDQUEST, INC. DBA WONDERWINGS.COM ENTERTAINMENT

BY:  /S/ DAVID MICHEL
     ----------------
ITS: CEO




ACTION PRODUCTS INTERNATIONAL, INC.

BY:  /S/ RONALD S. KAPLAN
     --------------------
ITS: CEO

                             JAY JAY THE JET PLANE

                         MERCHANDISE LICENSE AGREEMENT

                                  SCHEDULE "A"

1.       LICENSED PRODUCTS:

         Licensed Products shall include only the following:

         (1) Wooden Sky-Track Adventure System consisting of Wooden Character Vehicles, Wooden Destination Play Boards, Wooden Buildings, 3-Dimensional Sky Track and Wooden Play Table components as defined below:

         Wooden Character Vehicles - Approximate size: 3-3.5" in length. The primary material from which these Character Vehicles will be constructed will be wood. Specifically, wood will be used for the fuselage and wings of the airplanes. Plastic will only be used for rendering character faces, and as needed for minimal minor trim that cannot be fabricated from wood. All of the Wooden Character Vehicles will be compatible with the Sky-Track Adventure System. Each may have additional features to be approved by Agent and Licensor on a case by case basis, such as implanted electronic components, which interact with other products in the Sky-Track Adventure System. Ultimately to include all 9 recurring character/vehicles, with a minimum of 5 different character/vehicle SKUs to be produced and marketed in the first year of the Initial Term, with the additional character/vehicles and new custom variations to be introduced by Licensee during the balance of the Initial Term.

         Wooden Destination Play Boards - Approximate size: 16x16" square or 16x32" square. The Wooden Destination Play Boards are to consist of flat wooden boards with full-color artwork. In addition, these will include 3-dimensional play elements to make up the "scenery" of the various story locations, and each will feature story-appropriate electronic and mechanical functions, to be approved by Agent and Licensor on a case by case basis, that will interact with the Wooden Character Vehicles. These 3-Dimensional "scenery" will be constructed of wood when feasible with a minimal amount of plastic materials for trim. Each of the Destination Play Boards will combine to create extended play surfaces. At least 5 initial SKUs of the Destination Play Boards will be produced and marketed in the first year of the Initial Term and will together make up the 48x32" play surface for use with the Play Table described below.

         Wooden Buildings - Size: Various but in scale with the Wooden Destination Play Boards. The Wooden Buildings will be made primarily of wood, with minimal plastic and metal decorative elements as necessary to achieve accurate and durable reproductions (for example, the "donut" atop the Donut Shop). The Buildings will be designed as replicas of buildings shown in the Jay Jay The Jet Plane television series, such as the Tarrytown Airport hangars and the Donut Shop and Hardware Store in Tarrytown village and will be sized in scale for use with the Wooden Destination Play Boards. A minimum of 6 initial SKUs of the Wooden Buildings will be produced and marketed in the first year of the Initial Term with the additional Buildings to be introduced by Licensee during the balance of the Initial Term.

         3-Dimensional Sky Track - Size: Various but in scale with the Wooden Destination Play Boards. These will assemble to create 3-dimensional flight paths for the Wooden Character Vehicles to follow, to simulate the appearance of flight. As this system is intended to suggest imaginative flight it is necessary to fabricate these components out of a multiplicity of materials as approved by Agent and Licensor, including plastic provided use of such Sky Track is designed only for the Sky Track Adventure System.

         Wooden Play Table - Size: 48X32" square, 18-24" high. The Wooden Play Table is intended to serve as a surface for assembling the Destination Play Boards, Buildings, and Sky-Track into a complete play environment which demonstrates all of the features of the Sky-Track Adventure System. Materials are not yet determined, but will likely be wood, Formica, and/or composites, with metal hardware as approved by Agent and Licensor. Wooden Play Table to be produced and marketed during the first year of the Initial Term. Not to conflict with furniture items.

         (2) Die Cast Metal Vehicles as defined below:

         Approximate size: 2.5-3.5" in length. The vehicle body to be fabricated from die cast metal. Plastic will be used only for the chassis and wheels and for rendering character faces. Such design is consistent with industry standards for die cast metal vehicles, particularly those depicting characters. These will include free-moving or mechanically actuated wheels, propellers, and other elements as appropriate and approved by Agent and Licensor. Ultimately to include all nine recurring character/vehicles, with a minimum of 5 different character/vehicle SKUs to be produced and marketed during the first year of the Initial Term, with the additional character/vehicles and new custom variations to be introduced during the balance of the Initial Term.

         (3) Bead "Coasters" as defined below:

         Wooden bases with coated metal wire and diminimus plastic trim to depict Jay Jay The Jet Plane characters and sky elements (sun, clouds, etc.) moving through 3-dimensional space along rigid guide-wires. Ultimately 2-3 SKUs will be produced during the Initial Term at varying size/price points, with a minimum of 1 SKU to be produced and marketed during the first year of the Initial Term.

         (4) Character Carry-All as defined below:

         Carry case with individual, non-removable storage compartments to hold wooden or die-cast metal character vehicles as well as additional play elements from the Wooden Sky-Track Adventure System. May be constructed of vinyl, fabric, or a mixture thereof, in only 1 SKU to be produced and marketed during the first year of the Initial Term. Not to conflict with hand-held luggage or luggage on wheels.

         (5) Pilot Wings as defined below:

         Plastic "pilot" wings, which may be included with the Character Carry-All, Wooden Character Vehicles or with the other Licensed Products. Pilot Wings may not be sold separately.

2.       LICENSED TERRITORY:

         United States, its territories and possessions and Canada.

3.       DISTRIBUTION CHANNELS:

         Licensee's rights are specifically limited to sales and distribution through the following retail channels of distribution:

         Specialty Toy Stores to include, without limitation, but by way of example of such category: Imaginarium, Right Start, Zany Brainy, FAO Schwarz, and Leaning Express; Airport Shops to include, without limitation, but by way of example of such category: WH Smith, Host Marriott and Paradies Shops;

         Book Stores to include, without limitation, but by way of example of such category: Barnes and Noble, Borders, Waldenbooks, B. Dalton, Books A Million and Independent "Mom and Pop" type Book/Gift Stores;

         Craft Stores to include, without limitation, but by way of example of such category: Michaels, Pearl Paint and Joanne's;

         Mid-Tier and Upper-Tier Department Stores such as JC Penney, Sears and May Co. and other similar Mid-Tier and Upper-Tier Department Stores;

         Museum Shops; and

         Catalogs including, without limitation: Lilly's Kids and J.C. Penney's catalogs, provided that all such catalogs sales and distribution are designed for and limited to the Territory granted herein.

         Additionally, QVC/Television Home Shopping, Internet Sales, Aviation Attractions, Rainforest Cafe outlets, Theme Parks such as Six Flags, Mass Market Retail Stores and Brand Name Discounters, such as Target, TJ Maxx, Marshall's, Ross Stores, Toys R Us and Kay Bee Toys shall be subject to Agent's written approval on a case by case basis.

4.       LICENSED PERIOD:

         Initial Term: The period commencing on December 1, 2001 and expiring on December 31, 2004, subject to the full execution of this Agreement.

         Renewal Term: Provided that Licensee is fully performing its obligations as set forth herein and is not in breach of any of the terms and conditions of this Agreement, Licensee shall have the right to extend the Agreement for an additional one (1) year period (herein the "Renewal Term"), provided that, Licensee shall give written notice to Agent of its election to extend the Initial Term no later than ninety (90) days prior to the expiration of the Initial Term and further provided that Licensee shall pay an additional sum of Seventy Five Thousand Dollars ($75,000) as and for an additional Guaranteed Minimum Payment for the Renewal Term which such additional sum shall be payable in accordance with the Payment Schedule for the Guaranteed Minimum Payment for the Renewal Term set forth below.

         In the event that Licensee shall elect to extend the Initial Term for the Renewal Term in accordance with the provisions set forth herein, the Initial Term and Renewal Term shall be collectively referred to in this Agreement as the Licensed Period.

5.       PAYMENT:

         GUARANTEED MINIMUM PAYMENT FOR THE INITIAL TERM:
         ONE HUNDRED THOUSAND DOLLARS ($100,000) PAYABLE AS AN ADVANCE ("ADVANCE") AS FOLLOWS:

         PAYMENT SCHEDULE FOR GUARANTEED MINIMUM PAYMENT/ADVANCE FOR THE INITIAL TERM:

         TWENTY FIVE THOUSAND DOLLARS ($25,000) due upon execution of the Agreement;

         TWENTY FIVE THOUSAND DOLLARS ($25,000) due on or before June 30, 2002; FIFTEEN THOUSAND DOLLARS ($15,000) due on or before December 31, 2002 SEVENTEEN THOUSAND FIVE HUNDRED DOLLARS ($17,500) due on or before December 31, 2003; and

         SEVENTEEN THOUSAND FIVE HUNDRED DOLLARS ($17,500) due on or before September 30, 2004.

         GUARANTEED MINIMUM PAYMENT FOR THE RENEWAL TERM:
         SEVENTY FIVE THOUSAND DOLLARS ($75,000) PAYABLE AS AN ADVANCE FOR THE RENEWAL TERM AS FOLLOWS:

         PAYMENT SCHEDULE FOR THE ADDITIONAL GUARANTEED MINIMUM PAYMENT FOR THE RENEWAL TERM:
         THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($37,500) due on January 1, 2005; and
         THIRTY SEVEN THOUSAND FIVE HUNDRED DOLLARS ($37,500) due on or before July 1, 2005.

         THE PARTIES ACKNOWLEDGE AND AGREE THAT THE ADDITIONAL GUARANTEED MINIMUM PAYMENT FOR THE RENEWAL TERM SHALL ONLY BE PAYABLE IN THE EVENT THAT LICENSEE SHALL ELECT TO EXTEND THE INITIAL TERM FOR THE RENEWAL TERM AS SET FORTH ABOVE.

         PERCENTAGE COMPENSATION/ROYALTY:
         Ten percent (10%) Domestic; or
         Twelve percent (12%) F.O.B. Hong Kong, as applicable.

6.       MARKETING DATE AND DISTRIBUTION DATE:
         The Licensed Products shall be marketed and previewed at the 2002 Toy Fair held in New York on or before February 28, 2002 (the "Marketing Date") and distributed on or before September 30, 2002 (the "Distribution Date") for a Fall 2002 Launch.

7.       EXCLUSIVITY:
         NON-EXCLUSIVE.
         Subject to the terms and conditions set forth in the Agreement to which this Schedule "A" is incorporated by reference and attached to and made a part thereof, Licensee shall have the non-exclusive right to manufacture, sell and distribute the Licensed Products (see "1" above) in the Licensed Territory (see "2" above) and in the designated Distribution Channels (see "3" above) during the Licensed Period (see "4" above) set forth in this Schedule "A".

8.       SELL-OFF PERIOD:
         Ninety (90) days.

9.       ADDRESS FOR NOTICES TO LICENSEE:

         Name:         Action Products International, Inc.
         Address:      390 N. Orange Avenue, 21st Floor

                       Orlando, Florida  32801
         Tel.:         (407) 481-8007
         Fax:          (407) 481-2781
         Attn:         Ron Kaplan

                                  SCHEDULE "B"

                                    PROPERTY

The name(s), design(s), artwork, logo(s), copyright(s) and trademark(s) appearing in the animated television series entitled "Jay Jay The Jet Plane" (herein the "Series"), including the following animated characters as they appear in said Series:

                           Jay Jay

                           Snuffy

                           Old Oscar

                           Tracy

                           Savannah

                           Big Jake

                           Herky

                           Revvin' Evan

                           Tuffy

                                  SCHEDULE "C"

                              TRADEMARK AND LOGOS

             (TO BE USED ON ALL PRODUCT PACKAGING AND ADVERTISING)

                   [PORCHLIGHT ENTERTAINMENT GRAPHIC OMITTED]



                [WINDERWINGS.COM ENTERTAINMENT GRAPHIC OMITTED]

                       [MODERN CARTOONS GRAPHIC OMITTED]



                    [JAY JAY THE JET PLANE GRAPHIC OMITTED]


Trademark footnote:

The mark set forth above, "Jay Jay The Jet Plane", is owned by KIDQUEST, INC., d/b/a WonderWings.com Entertainment which has granted to PorchLight Entertainment, Inc., as agent, the right to license such mark.

                                  EXHIBIT "1"

                              LICENSEE REPORT FORM

                                 (PAGE 1 OF 2)

                        ROYALTY REPORT SUMMARY STATEMENT

--------------------------------------------------------------------------------
Licensee Name:
--------------------------------------------------------------------------------
Date:
--------------------------------------------------------------------------------
Agreement Number:
--------------------------------------------------------------------------------
Property:
--------------------------------------------------------------------------------
Quarter (circle one)
1st, 2nd, 3rd, 4th, 200[   ]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRE-PAID ADVANCE (IF APPLICABLE):
$[                             ]

Total Net Sales Dollars:       $[                             ]
(from Detailed Royalty Report)

Royalty Rate:
(from Detailed Royalty Report) [                   %]

TOTAL ROYALTY AMOUNT DUE:

$[                              ]
(from Detailed Royalty Report)

LESS UNRECOUPED BALANCE OF ADVANCE FROM
PRIOR STATEMENT (IF APPLICABLE):

$[                              ]
--------------------------------------------------------------------------------
BALANCE DUE/(UNRECOUPED BALANCE):                                      $[      ]
--------------------------------------------------------------------------------

Please make payments by check or wire transfer to: Jay Jay The Jet Plane Productions, Inc.

Certification: We have examined this report and certify it to be a true and accurate statement as reflected by our books and records for the quarter concerned.

                  Authorized Licensee Signature:
                                                ---------------------------
                  Printed Licensee Signature/Title:
                                                   ------------------------

                  Date Signed:
                              ----------------------

                              LICENSEE REPORT FORM
                                 (PAGE 2 OF 2)
                            DETAILED ROYALTY REPORT

------------------------------------------------------------------------------------------------------------------------------------
LICENSEE NAME:
------------------------------------------------------------------------------------------------------------------------------------
DATE:
------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
PERIOD COVERED:  1ST QTR/2ND QTR/3RD QTR/4TH QTR 200[  ]  (PLEASE CIRCLE ONE)            FROM:              TO:
------------------------------------------------------------------------------------------------------------------------------------
TERRITORY:                  (PLEASE LIST ALL COUNTRIES WITHIN THE TERRITORY SEPARATELY)
------------------------------------------------------------------------------------------------------------------------------------
LICENSEE INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS:
------------------------------------------------------------------------------------------------------------------------------------
CITY/STATE/ZIP:
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
FAX NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
ATTENTION:
------------------------------------------------------------------------------------------------------------------------------------
 LICENSED
 PRODUCTS
   SKU
  Number   -------------------------------------------------------------------------------------------------
                     Description  Total Units     Total Units       Gross Sales    Allowable   Net Sales
                                  Manufactured   Ship/Distributed     (Units)       Returns*    (Units)
                                   During Qtr      During Qtr                        (Units)
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

TOTAL AMOUNT
                    ----------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
LICENSEE NAME:
------------------------------------------------------------------------------------------------------------------------------------
DATE:
------------------------------------------------------------------------------------------------------------------------------------
AGREEMENT NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
PROPERTY:
------------------------------------------------------------------------------------------------------------------------------------
PERIOD COVERED:  1ST QTR/2ND QTR/3RD QTR/4TH QTR 200[  ]  (PLEASE CIRCLE ONE)            FROM:              TO:
------------------------------------------------------------------------------------------------------------------------------------
TERRITORY:                  (PLEASE LIST ALL COUNTRIES WITHIN THE TERRITORY SEPARATELY)
------------------------------------------------------------------------------------------------------------------------------------
LICENSEE INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
ADDRESS:
------------------------------------------------------------------------------------------------------------------------------------
CITY/STATE/ZIP:
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
FAX NUMBER:
------------------------------------------------------------------------------------------------------------------------------------
ATTENTION:
------------------------------------------------------------------------------------------------------------------------------------
 LICENSED
 PRODUCTS
   SKU
  Number   -------------------------------------------------------------------------------------------------------------------------
                     Unit Selling  Gross Sales    Allowable     Net Sales   Royalty       Royalty
                         Price         ($)         Returns*        ($)       Rate       Amount Due
                          ($)                        ($)                      (%)           ($)
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

TOTAL AMOUNT

                    ----------------------------------------------------------------------------------------------------------------

* Please provide copies of relevant invoices for verification of allowable returns, if applicable.

                                  EXHIBIT "2"
                            MANUFACTURER'S AGREEMENT

Dated:
      ------------------------------

To:  PorchLight Entertainment, Inc.
     11777 Mississippi Avenue
     Los Angeles, CA 90025

Re: Merchandising License Agreement dated __________, 200_ between PORCHLIGHT ENTERTAINMENT, INC. ("Agent" or "PorchLight"), JAY JAY THE JET PLANE PRODUCTIONS, INC. ("JJJP"), and KIDQUEST, INC., dba WonderWings.com Entertainment ("WonderWings") on the one hand, and

         ___________________________________________ ("Licensee"), on the other hand.

This letter will serve as notice to you that we, ______________________________ (the "Manufacturer"), located at: ________________________________________, have been engaged by the above-referenced Licensee to manufacture _______________________________________________ (the "Licensed Products"),
utilizing the Jay Jay The Jet Plane(TM) Property (the "Property"), in accordance with the terms and conditions of the Merchandising License Agreement referenced above (herein referred to as the "Agreement") and we are cognizant of, and agree to the terms and conditions set forth in said Agreement as they relate to our function as the Manufacturer.

We hereby acknowledge WonderWings' trademarks in and to the Property and the copyrights of JJJP and WonderWings (JJJP and WonderWings shall be referred to collectively herein as the "Licensor") and Licensor's respective rights and ownership thereof and the right of Agent to license said Property. We agree that we will not claim any rights or ownership in and to the Property or in any parts thereof and we will not use any trademark, copyright, servicemarks or trade name which is identical to or confusingly similar to the Property or any part thereof. Further, we acknowledge and agree that all copyrights in any literary, artistic or musical work made by us or on our behalf for the purposes of manufacturing the Licensed Products which incorporate the Property or any part thereof, shall inure to the benefit of Licensor and we shall take such steps that may be necessary to assign all such copyrights to Licensor.

We understand and agree that the Manufacturer has no right to use the Property and the licensed material, trademarks, copyrights or servicemarks thereof except as specifically authorized in writing by Licensee, Licensor or Agent in connection with the manufacture of the Licensed Products, and Manufacturer may not sublicense, subcontract or in any way transfer the rights hereunder or dispose of, sell or distribute the Licensed Products or licensed material to any person or entity other than Licensee. Manufacturer further acknowledges and agrees that upon notice from Licensee, Licensor or Agent of expiration or termination of the aforementioned Agreement or, when Licensee ceases to require the manufacture of the Licensed Products, which ever is earlier, Manufacturer will deliver to Licensee, or if otherwise advised, to Licensor or Agent, any artwork, molds, patterns, plates, designs or other devices used to reproduce the name or any likeness, design or other elements of the Property and we will immediately cease any further manufacture of Licensed Products or any part thereof.

We agree to supply Agent, at Agent's request, but not more frequently than quarterly, with a statement detailing all items manufactured and/or supplied to Licensee in connection with the Property and/or the Licensed Products and we hereby acknowledge that Agent and/or Licensor, or their representative(s) shall have the right to examine the books and records of Manufacturer as they relate to the Licensed Products as well as the right of Agent and/or Licensor, or their representative(s) to visit the plant or plants where the Licensed Products are manufactured and where the containers, packaging material and the like are printed or produced in order to determine whether the Manufacturer and Licensee are in compliance with the terms herein and in the aforementioned Agreement. We further agree that we will look solely to Licensee for any payments and/or compensation or other sums with respect to the manufacture, shipment and/or supply of the Licensed Products or any part thereof and that we will have no claim against Licensor or Agent with respect to such payments or any other matters in connection with the Licensed Products or the Property.

We understand that our engagement as Manufacturer for the Licensee is subject to our agreement to the foregoing terms and Agent and/or Licensor shall be entitled to invoke any remedy permitted by law for violation of this Manufacturer's Agreement. Manufacturer's appointment shall also be subject to Licensor's and Agent's approval which will not be deemed granted unless and until this Manufacturer's Agreement is executed below by all parties.

Read and Agreed to:

By:
   -------------------------
Manufacturer

By:
   -------------------------
Licensee

Approved:

By:                              and
    ---------------------------,     --------------------------
             Licensor

By:
    ---------------------------
             Agent